UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 7, 2010

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2915 Waters Road, Suite 108 Eagan, Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

(Former name or former address, if changed since last report.)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ITEM 9.01    Financial Statements and Exhibits

SIGNATURE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 7, 2010 Mark P. O’Neill, the Manager of Finance and Accounting for Hypertension Diagnostics, Inc. (the “Company”) and the Company’s principal financial officer, terninated his employment at the Company effective as of such date.   Mr. O’Neill has entered into a Separation and Release Agreement with the Company (the “Agreement”).  Pursuant to the Agreement, Mr. O’Neill has agreed to: (i) a full release of claims against the Company; (ii) provide assistance to the Company in transitioning his duties and responsibilities; and (iii) abide by certain confidentiality and non-disparagement terms.

The Agreement is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit                                                      Description

10.1                      Material Contract – Separation and Release Agreement between Hypertension Diagnostics, Inc. and Mark P. O’Neill

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

	By:	/s/ Mark N. Schwartz
Its Chairman of the Board
Dated: May 7, 2010		and Chief Executive Officer